UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

        Date of Report (Date of earliest event reported): March 19, 2004

                            SECURITY BIOMETRICS, INC.
             (Exact name of Registrant as specified in its charter)

           Nevada                    0-30711                 98-0209119
      (State or other           (Commission File          (I.R.S. Employer
      jurisdiction of                Number)             Identification No.)
      Incorporation or
       organization)

           500 Fifth Avenue, Suite 1650, New York, New York 10110-0002
                    (Address of principal executive offices)

                                 (212) 931-5760
              (Registrant's telephone number, including area code)




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Item 4. Changes in Registrant's Certifying Accountant.

      (a)(1)(i) On March 19, 2004, Amisano Hanson (the "Former Accountant") were dismissed as our principal accountants, as the Company has relocated its headquarters to New York. As previously reported in a Current Report on Form 8-K, dated November 25, 2002, the Former Accountant had replaced Moffitt & Company P.C. (the "Prior Accountant") as our independent auditors.

      (ii) The Former Accountant's reports on our consolidated financial statements for the fiscal year ended June 30, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report on the financial statements for the fiscal year ended June 30, 2003 included an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern. The Prior Accountant's reports on our consolidated financial statements for the fiscal year ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The Audit Committee of our Board of Directors approved the dismissal of the Former Accountant.

      (iv) During each of our two most recent fiscal years and through the date of this report, there were: (A) no disagreements with the Prior Accountant or the Former Accountant on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Accountant's or the Former Accountant's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and
(B) there was no applicable reportable information as set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

      (a)(2) On March 19, 2004, we engaged Miller Ellin Company LLP (the "New Accountant") as our principal accountants to audit our financial statements. The engagement of the New Accountant was approved by the Audit Committee of our Board of Directors and by the Board of Directors. The change in auditors is effective immediately. During each of our two most recent fiscal years and through the date of this report, we did not consult the New Accountant with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

      (a)(3) We have provided the Former Accountant with a copy of the foregoing disclosures. A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the statements made by us in this report has been filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

   (a) Financial Statements. Not applicable

   (b) Pro Forma Financial Statements. Not applicable

   (c) Exhibits.

      Exhibit 16.1 Letter from Amisano Hanson to the Securities and Exchange Commission dated March 23, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.

                                          SECURITY BIOMETRICS, INC.


Date: March 26, 2004                      /s/ William Moore
                                          ---------------------------
                                          William Moore
                                          Chief Financial Officer